Supplemental Cash Flow Information	12 Months Ended
Dec. 31, 2025
Cash Flow Statement [Abstract]
Supplemental Cash Flow Information
12. Supplemental Cash Flow Information

(CAD$ in millions)	December 31, 2025	December 31, 2024
Cash and cash equivalents
Cash	$1,889	$2,343
Investments with maturities from the date of acquisition of three months or less	3,123	5,244
	$5,012	$7,587
Cash and cash equivalents as at December 31, 2025 include $48 million (2024 – $165 million) held in QBSA. These cash and cash equivalent balances are to be used within QBSA and cannot be transferred to other entities within the group.

Cash flow from operating activities

(CAD$ in millions)	2025	2024
Cash inflow (outflow) from changes in non-cash working capital items
Trade and settlement receivables	$(957)	$(347)
Inventories	(290)	(374)
Prepaids and other current assets	(139)	(29)
Trade accounts payable and other liabilities	408	474
Net change in non-cash working capital items	$(978)	$(276)

Trade and settlement receivables increased as at December 31, 2025 compared to December 31, 2024. The increase was primarily attributable to higher year-end copper commodity prices. In addition, the timing of copper sales late in December resulted in a greater amount of receivables outstanding at year-end compared with the prior period.

Cash flow from investing activities

In 2024, the net proceeds from the sale of the steelmaking coal business totalled $9.5 billion, including $9.9 billion in cash proceeds, net of $256 million in disposed cash and cash equivalents, and a $160 million payment for customary closing adjustments.